EXHIBIT 99.1
Healthcare Realty Trust Incorporated
2007 Employees Stock Incentive Plan
Effective January 1, 2007
Recitals:
     Whereas, Healthcare Realty Trust Incorporated (“HR”) established the Healthcare Realty Trust Incorporated 2003 Employees Restricted Stock Incentive Plan (the “2003 Plan”) effective January 1, 2003 through which HR could award shares of restricted stock;
     Whereas, HR desires to terminate the 2003 Plan and adopt this 2007 Employees Stock Incentive Plan (the “Plan”), subject to approval of its stockholders. The Plan will: (i) provide for the issuance of various types of incentive awards, including restricted stock awards, elective restricted stock awards, restricted stock units, performance awards and performance units; and (ii) comply with section 409A of the Internal Revenue Code;
     Now, Therefore, the Plan set forth below is hereby adopted effective January 1, 2007:
1. Purpose of the Plan.
     The purpose of the Plan is to promote the interests of HR and its stockholders by strengthening HR’s ability to attract, motivate, and retain personnel upon whose judgment, initiative, and efforts the financial success and growth of the business of HR largely depend; to offer such personnel additional incentives to put forth maximum efforts for the success of the business; and to afford them an opportunity to acquire a proprietary interest in HR through stock ownership and other performance-based rights.
2. Definitions.
     Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:
     “Award” means an award of a Restricted Stock Award, Performance Award or Restricted Stock Unit under the Plan.
     “Award Agreement” means an agreement entered into between HR and a Participant setting forth the terms and conditions of an Award granted to a Participant.
     “Base Salary” means, with respect to each Participant for a Plan Year, the base rate of compensation paid to a Participant by the Company for the Plan Year and excludes all other forms of compensation such as benefits, pension contributions and other cash payments, but does not exclude employee or employer contributions which are based upon an employee’s deferral of compensation, such as a nonqualified deferred compensation arrangement or a cash or deferred arrangement under section 401(k) of the Code, or any elective reduction of Base Salary pursuant to Article 9 herein.
     “Board” means the Board of Directors of HR.

     “Change in Control” shall have the meaning specified in Article 10 hereof.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Committee” means the compensation committee of the Board, subject to the provisions of Article 4 hereof.
     “Common Stock” means the common stock, $.01 par value per share, of HR.
     “Date of Grant” means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.
     “Disability” means a condition that results in a Participant (i) being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) receiving income replacement benefits for a period of not less than three months under any accident and health plan covering employees of HR by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
     “Eligible Person” means any person who is an Employee of HR or any of its Subsidiaries and any director, consultant or other independent contractor providing services to HR or a Subsidiary.
     “Employee” means any person who is employed as a common law employee.
     “Exchange Act” means the Securities and Exchange Act of 1934.
     “Fair Market Value” means, on any given date, the applicable description below (unless the Committee determines in good faith that the fair market value of the Common Stock is otherwise):
     (i) So long as the Common Stock is traded on the New York Stock Exchange or the NASDAQ Stock Market, another NASDAQ automated quotation system or the OTC Bulletin Board System, Fair Market Value shall be the price of the last reported sale of the Common Stock on such exchange or system with respect to the date for which Fair Market Value is being determined.
     (ii) If the Common Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee or the Board in a manner consistent with sections 409A and 422 of the Code, as applicable.
     “HR” means Healthcare Realty Trust Incorporated and its successors.

     “Participant” means any Eligible Person who holds an outstanding Award under the Plan.
     “Performance Award” means an Award under Article 7 hereof entitling a Participant to a payment based on the Fair Market Value of a share of Common Stock (a “Performance Share”) or based on specified dollar units (a “Performance Unit”) at the end of a performance period (“Performance Period”) upon the satisfaction of conditions specified in the Award.
     “Plan” means the Healthcare Realty Trust Incorporated 2007 Employees Stock Incentive Plan as set forth herein, as it may be amended from time to time.
     “Restricted Stock Award” means an Award under Article 6 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.
     “Restricted Stock Unit” means an Award under Article 8 hereof entitling a Participant to a payment of Common Stock at the completion of a vesting or performance period.
     “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by HR, or any other affiliate of HR that is so designated, from time to time, by the Committee.
3. Shares of Common Stock Subject to the Plan.
     3.1. Number of Shares. Subject to the following provisions of this Article 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 2,390,272 shares of Common Stock. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by HR. To the extent that an Award is forfeited, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan.
     3.2. Adjustments. If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or other change in corporate structure affecting the Common Stock, the Committee shall cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 3.1 hereof, (ii) the number and kind of shares of Common Stock, share units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance targets or goals applicable to any outstanding Performance Awards to the extent such performance targets or goals are expressed as amounts per share, or (v) any other terms of an Award that are affected by such an event.

4. Administration of the Plan.
     4.1. Committee Members. The Plan shall be administered by the Committee. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.
     4.2 Delegatory Authority. Notwithstanding anything herein to the contrary, the Committee may delegate responsibility for granting Awards and otherwise administering the Plan with respect to Eligible Persons to one or more different subcommittees consisting of one or more members of the Committee.
     4.3. Discretionary Authority. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.
5. Award Eligibility, Features and Restrictions.
     5.1. Terms of Awards. All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. An Award may be evidenced by an Award Agreement between HR and the Participant that shall include such terms and conditions (consistent with the Plan) as the Committee may determine; provided, however, that failure to issue an Award Agreement shall not invalidate an Award. An Award Agreement may also be reflected in the Committee minutes or a letter from the Committee to the Participant.
     5.2. Rights as Stockholder. Unless otherwise stated in an Award Agreement, a Participant will at the time an Award is granted have all rights of a stockholder with respect to any shares of Common Stock that are transferred pursuant to a Performance Award or Restricted Stock Award. Such rights include the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. A Participant shall not have stockholder rights until shares of Common Stock are transferred upon the vesting of Restricted Stock Units or upon the payment of any shares of Common Stock associated with the award of Performance Units. Except as provided in Section 3.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights until a Participant has become a stockholder with respect to an Award.

     5.3. Issuance and Delivery of Shares. Shares of Common Stock that are transferred or become transferable pursuant to an Award shall be issued as specified in this Section 5.3, but subject to the restrictions specified herein and/or in an Award Agreement.
          (a) Date of Issuance. Shares of Common Stock to be issued pursuant to an Award shall be delivered to Participants by HR (or its transfer agent) as soon as administratively feasible after (i) a Participant receives a Restricted Stock Award or Performance Award, or the vesting of Restricted Stock Units, and (ii) all conditions for transfer of Stock specified in an Award have occurred; provided, however, that HR may condition the delivery of shares on the Participant’s execution of any applicable stockholder agreement or agreement described in paragraph (d) of this Section 5.3 that HR requires at the time of exercise; and provided, further, that HR may delay the delivery of Stock until all restrictions specified in an Award have lapsed and the Common Stock is no longer subject to a substantial risk of forfeiture. As an alternative to physical delivery, shares may be retained by HR’s transfer agent in book entry form.
          (b) Transfer Restrictions. Common Stock granted under any Restricted Stock or Performance Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under the Award will remain in the physical custody of HR or an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Award being forfeited and returned to HR, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under an Award bear a legend making appropriate reference to the restrictions imposed.
          (c) Securities Law Compliance. Notwithstanding anything herein to the contrary, no Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which HR’s shares may be listed. HR shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock issued pursuant to this Plan may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.
          (d) Representations by Participants. As a condition to the receipt of or the transfer of Common Stock pursuant to an Award, HR may require a Participant to represent and warrant at the time that the shares are being acquired only for investment and without any present intention to sell or distribute such shares. At the option of HR, a stop transfer order against any shares of stock may be placed on the official stock books and records of HR, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for HR) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate HR or any Subsidiary to undertake registration of Common Stock hereunder.
6. Restricted Stock Awards.
     6.1. Grant of Restricted Stock Awards. A Restricted Stock Award represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. Forfeiture conditions may be performance- or nonperformance-based, or a combination thereof, in the sole discretion of the Committee. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price.
     6.2. Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with HR or its Subsidiaries for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the Date of Grant. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion.
7. Performance Awards.
     7.1. Grant of Performance Awards. Performance Awards granted by the Committee shall be represented by units denominated on the Date of Grant either in shares of Common Stock (Performance Shares) or in dollars (Performance Units). At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, one or more Performance Periods and performance goals to be achieved during the applicable Performance Periods, the target unit value or range of unit values to be achieved, as well as such other restrictions and conditions as the Committee deems appropriate. Each Performance Award shall specify the formula for determining the payment that a Participant may receive upon the satisfaction of conditions specified in the Award during the Performance Period. No Performance Period shall exceed ten years from the date the Award is granted. The performance goals may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences.
     7.2. Payment of Performance Awards. At the end of the Performance Period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or shares of Common Stock (valued at their Fair Market Value at the time of payment) or a combination of cash and shares of Common Stock. Payments of Performance Awards shall generally be made as soon as practicable following the end of the Performance Period.

     7.3. Termination of Employment. Unless the Committee determines otherwise, if the employment of a Participant shall terminate prior to the expiration of the Performance Period for any reason other than for death or Disability, the Performance Units then held by the Participant shall terminate. Unless the Committee determines otherwise, in the case of termination of employment by reason of death or Disability of a Participant prior to the expiration of the Performance Period, then all Performance Units which are potentially available under an outstanding Award and which have not been issued shall be fully vested in, paid and issued to Participant or, in the case of Participant’s death, shall be vested in, paid and issued to Participant’s estate, as of the date of the Participant’s death.
     7.4. Designation of Beneficiary. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the right to receive payments under a Performance Unit is to be paid in case of the Participant’s death before receiving any or all such payment. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by HR and shall be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
8. Restricted Stock Units.
     8.1. Grant of Restricted Stock Units. A Restricted Stock Unit is a right to receive a number of shares of Common Stock upon the achievement of performance or other conditions that are stated in the Award. A Restricted Stock Unit shall be subject to such restrictions and conditions as the Committee shall determine. On the Date of Grant, the Committee shall determine, in its sole discretion, the installment or other vesting period of the Restricted Stock Unit, and/or performance conditions, and the maximum value of the Restricted Stock Unit, if any. No vesting period shall exceed ten years from the Date of Grant.
     8.2. Payment of Restricted Stock Units. A Participant shall be entitled to payment on the vesting date or dates provided in an Award and shall receive shares of Common Stock as Restricted Stock Units become vested, as stated in the terms of the Award.
9. Elective Restricted Stock Awards.
     9.1. Acquisition Shares. Each year, Participants designated by the Committee may (i) elect to reduce Base Salary for the subsequent year (the “Reduction Year”) by a percentage amount to be applied to the acquisition of Restricted Stock (“Acquisition Shares”) and (ii) receive an Award based upon a multiple of the Acquisition Shares determined by the restriction period selected by the Participant (the “Restriction Multiple”). The minimum and maximum percentage of Base Salary that a Participant may elect to be reduced and applied to Acquisition Shares shall be determined by the Committee. The amount determined by the elected percentage of Base Salary shall be divided by the Fair Market Value of the Company’s stock to determine the number of Acquisition Shares. The amount of Base Salary applied to the acquisition of Restricted Stock shall reduce Base Salary of the Participant for the Reduction Year.

     9.2. Restriction Multiple. The Restriction Multiple shall be determined by Participant’s selection of a restriction period. The Restriction Multiple and restriction period shall be established by the Committee in its sole discretion.
     9.3. Election Notice. Each Participant must deliver written notice of Participant’s election to obtain an Award pursuant to this Article 9 to the Director of Human Resources of HR, or other person appointed by the Committee, prior to the end of the last business day before the beginning of the Reduction Year. The notice shall contain the percentage reduction in Base Salary and the restriction period selected by the Participant. Unless otherwise approved by the Director of Human Resources of HR, this election shall be irrevocable by the Participant.
     9.4. The Award. The product of the Restriction Multiple multiplied by the Acquisition Shares shall be the number of shares constituting an Award pursuant to this Section 9.4. Awards determined pursuant to this Section 9.4 shall be delivered to each Participant as soon as administratively feasible, but generally prior to the record date for payment of the dividend declared in January of the Reduction Year. Each Participant must be an Employee at the date of delivery of the Award to receive the Award.
10. Change in Control.
     10.1. Effect of Change in Control. Unless stated otherwise in an Award Agreement, the provisions of this Article 10 will apply to outstanding Awards at the time of a Change in Control to the extent of rights under such Awards that have not been previously forfeited. The surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Awards outstanding under the Plan or substitute similar equity and incentive awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 10.1) for those outstanding under the Plan.
          (a) In the event that any surviving corporation or entity or acquiring corporation or entity in a Change in Control, or affiliate of such corporation or entity, does not assume such Awards and does not substitute similar awards for those outstanding under the Plan, then all Awards outstanding shall, immediately prior to the Change in Control event, become fully vested to the extent not previously forfeited.
          (b) In the event that any surviving corporation or entity or acquiring corporation or entity in a Change in Control, or affiliate of such corporation or entity, assumes Awards outstanding under the Plan at the time of the Change in Control, or substitutes Awards with similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Article 10 for those outstanding under the Plan), and the employment of a Participant is terminated without Cause or for Good Reason within 18 months after the effective date of the Change in Control event, all Awards held by such Participant shall become fully vested to the extent not previously forfeited. The terms “Cause” and “Good Reason” shall have the same meanings as the same or similar terms in any written employment agreement between the Participant and HR or Subsidiary or as specified in an Award Agreement. In the absence of such a written agreement, such terms shall be defined as follows for purposes of this Section 10.1:

          (1) “Cause” means involuntary termination of employment due to: (i) conviction of a crime of moral turpitude that adversely affects the reasonable business interests of HR, (ii) commission of an act of fraud, embezzlement, or material dishonesty against HR or any Subsidiary, or (iii) intentional neglect of the responsibilities of employment, and such neglect remains uncorrected for more than 30 days following written notice from HR detailing the acts of neglect.
          (2) “Good Reason” means voluntary termination of employment by the Participant because the terms of employment are modified so that the position is not substantially equivalent to the position held immediately prior to the time of the Change in Control. A position is “substantially equivalent” if it is the same or better than the position to which it is being compared. A position is not substantially equivalent unless (i) the cash compensation offered is the same or higher than that earned immediately prior to the Change in Control, (ii) deferred compensation, incentive and equity compensation, and health and welfare benefits are, in the aggregate, similar to those provided immediately prior to the Change in Control, (iii) the duties are similar to the duties performed prior to the Change in Control; and (iv) the position does not require the Participant to relocate or to commute more than 30 miles each way to the place of employment. The Participant’s right to voluntarily terminate employment for “Good Reason” expires 180 days after beginning employment in the position that is not “substantially equivalent” to the Participant’s prior position.
     10.2. Definition of Change in Control. For purposes hereof, a “Change in Control” means the occurrence of any of the following events:
              (a) a dissolution or liquidation of HR;
              (b) a reorganization, merger or consolidation of HR in which HR is not the surviving organization;
              (c) the sale of all or substantially all of the assets of HR;
              (d) a pending or threatened takeover bid or tender offer pursuant to which 10% or more of the outstanding securities of HR is acquired, whether or not deemed a tender offer under applicable state or federal laws; or
              (e) an acquisition (other than directly from HR) of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act (“Beneficial Ownership”), of voting securities of HR (the “Voting Securities”) by any person, individual, entity or group, within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a “Person”), immediately following which such Person has Beneficial Ownership of 50% or more of the combined voting power of the then outstanding Voting Securities.
              Notwithstanding the foregoing, to the extent necessary to satisfy section 409A of the Code, an event will not constitute a Change in Control unless it constitutes a change in the ownership or effective control of HR, or in the ownership of a substantial portion of the assets of HR, as described in section 409A of the Code and the regulations thereunder.

11. General Provisions.
     11.1. No Assignment or Transfer; Beneficiaries. Awards under the Plan shall not be assignable or transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, the Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other specified under an Award following the Participant’s death.
     11.2. Deferrals of Payment. Notwithstanding any other provisions of the Plan, the Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount. Such deferrals are also subject to any additional requirements of section 409A of the Code.
     11.3. Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by, or otherwise serves, HR or any Subsidiary.
     11.4. Tax Withholding. Upon any taxable event that occurs with respect to the grant, exercise or lapse of restrictions with respect to an Award, or otherwise, the Participant shall, upon notification of the amount due and as a condition to exercise of an Award, pay to HR amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to HR for such requirements. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.
     11.5. Unfunded Plan. The adoption of this Plan and any setting aside of cash amounts or shares of Common Stock by HR with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under this Plan shall be a general, unsecured obligation of HR payable solely from the general assets of HR, and neither a Participant nor the Participant’s permitted transferees or estate shall have any interest in any assets of HR by virtue of this Plan, except as a general unsecured creditor of HR. Notwithstanding the foregoing, HR shall have the right to implement or set aside funds in a grantor trust, subject to the claims of HR’s creditors, to discharge its obligations under the Plan.
     11.6. Other Compensation and Benefit Plans. This Plan supersedes the 2003 Plan and controls all outstanding awards under that Plan. The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for HR or any Subsidiary, nor shall the Plan preclude HR from establishing any other forms of stock incentive or other compensation for employees of HR or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.
     11.7. Plan Binding on Transferees. The Plan shall be binding upon HR, its transferees and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.
     11.8. Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.
     11.9. Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
     11.10. Governing Law. The validity and construction of the Plan and of the Award Agreements shall be governed by the laws of the State of Maryland.
12. Effective Date, Termination and Amendment.
     12.1. Effective Date; Stockholder Approval. The Effective Date of this Plan is January 1, 2007, Subject to the approval of the Company’s stockholders.
     12.2. Termination. The Plan shall continue until terminated by the Board in its sole discretion. No termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.
     12.3. Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall be effective without the consent of HR’s stockholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3.1 hereof, (iii) increase the aggregate number of shares of Common Stock that may be granted pursuant to Restricted Stock Awards, Performance Awards and Restricted Stock Units in accordance with Section 3.1 hereof, or (iv) require approval of HR’s stockholders under the listing requirements of the New York Stock Exchange or the exchange or trading system through which Common Stock may be listed or traded at the time of the amendment. Notwithstanding anything to the contrary herein, the Board may amend the Plan without further consent or approval to the extent necessary under section 409A of the Code so that Awards issued hereunder will effectively defer compensation in the manner contemplated under each respective Award.

Execution Page
     In Witness Whereof, the undersigned officer of HR has duly executed this Healthcare Realty Trust Incorporated 2007 Employees Stock Incentive Plan on this the 15th day of May, 2007, but to be effective as provided herein.

Healthcare Realty Trust Incorporated

By:	/s/ David R. Emery
Title:	Chairman of the Board and Chief Executive Officer